UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2020

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement

As previously disclosed in a Current Report on Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 1, 2020 (the “Initial Form 8-K”), on April 30, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Subscribers 13% convertible promissory notes (each, a “Note” and collectively, the “Notes”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

Between May 15, 2020 and May 29, 2020, the Company entered into Subscription Agreements with 18 additional Subscribers, and issued Notes in an aggregate of $996,800 and Warrants exercisable for 266,524 shares of Common Stock to such Subscribers. As of the closing on May 29, 2020, the Company had issued Notes in an aggregate principal amount of $3,466,600, and Warrants exercisable for 926,898 shares of Common Stock in connection with all closings of the Private Placement.

In connection with the Private Placement, Paulson Investment Company, LLC (“Paulson”) will receive a cash commission equal to 12% of the gross proceeds from the sale of the Notes, and at the final closing of the Private Placement, the Broker will receive 7-year warrants to purchase an amount of Common Stock equal to 15% of the total gross proceeds received by the Company in the Private Placement, divided by 1.87 (the “Broker Warrants”). The Broker Warrants will have an exercise price equal to $1.87.

Conversion of the Notes

Between May 28, 2020 and May 29, 2020, certain Subscribers elected to convert $451,676.68 of the outstanding principal and interest of such Subscribers’ Notes into 459,519 shares of Common Stock (the “Conversion Shares”). As of May 29, 2020, Subscribers in this Private Placement have elected to convert a total of $501,830.16 of the outstanding principal and interest of the Notes into 497,854 shares of Common Stock, and the Company agreed to pay Paulson a cash fee equal to 5% of the principal amount of the Notes held by Subscribers that elected to convert their Notes on or prior to such date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers.  The net proceeds to the Company from the Private Placement will be used for general working capital.  The Notes, Warrants and Broker Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Additionally, as described more fully in Item 1.01, the Company issued Conversion Shares to certain Subscribers, who are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company is relying on this exemption from registration based in part on representations made by the Subscribers. The Conversion Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Notes, Warrants, Broker Warrants, Conversion Shares, shares of Common Stock or any other securities of the Company.

 Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of stockholders of the Company on June 2, 2020, stockholders (i) elected two Class III directors to the Company’s Board of Directors (the “Board”) each to serve a three-year term until the 2023 annual meeting of stockholders, (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020, and (iii) approved an amendment to the Company’s certificate of incorporation, at the discretion of the Board, to effect a reverse stock split of the Company’s common stock. Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2020.

A total of 11,049,912 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 78.77% of the shares of common stock outstanding as of the record date for the Annual Meeting.

The results of the voting are shown below:

Proposal 1—Election of Directors

Class III Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Mathiesen	7,477,503	64,240	3,508,169
Edward Andrle	7,488,533	53,210	3,508,169

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
10,996,720	1,432	51,760

Proposal 3—Approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock

Votes For	Votes Against	Votes Abstain
8,078,476	2,902,233	69,202

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1*	Form of Note
4.2*	Form of Warrant
10.1*	Form of Subscription Agreement

* Incorporated by reference to our Current Report on Form 8-K filed with the SEC on May 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: June 4, 2020
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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